UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

FMC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 Walnut Street Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 5, 2026, FMC Corporation (the “Company”) completed its previously announced private offering (the “Offering”) of $1.2 billion aggregate principal amount of its 8.000% Senior Secured Notes due 2031 (the “Notes”). The Notes were sold under a purchase agreement, dated as of May 21, 2026, entered into by and among the Company, the Subsidiary Guarantors (as defined below) party thereto and Citigroup Global Markets Inc., as representative of the several initial purchasers, for resale to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

The Notes were issued at a price equal to 100% of their principal amount. The Company estimates that the net proceeds from the Offering will be approximately $1.185 billion, after deducting the initial purchasers’ discounts and commissions and the estimated offering expenses. The Company intends to use the net proceeds from the Offering to fund the repurchases or redemption of the Company’s outstanding 3.200% Senior Notes due October 1, 2026, to repay outstanding borrowings under the Company’s Fifth Amended and Restated Credit Agreement, dated as of June 17, 2022, and for general corporate purposes, including the repayment of other debt.

Indenture and Notes

The Notes were issued pursuant to, and are governed by, an indenture (the “Indenture”), dated as of June 5, 2026, between the Company, the Subsidiary Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) and notes collateral agent (the “Notes Collateral Agent”). The Notes are senior secured obligations of the Company and bear interest at a rate of 8.000% per annum, payable semi-annually in arrears on June 1 and December 1 of each year, beginning on December 1, 2026. The Notes will mature on June 1, 2031, unless earlier redeemed or repurchased in accordance with their terms.

The Notes will be fully and unconditionally guaranteed, jointly and severally, by various subsidiaries of the Company organized under the laws of the United States, Switzerland, the Netherlands, Canada and Singapore (the “Subsidiary Guarantors”).

The Notes and related note guarantees will be secured by first-priority liens on (i) substantially all of the assets of the Company and the Subsidiary Guarantors organized under the laws of the United States, Canada and Switzerland, other than certain excluded property and (ii) all the equity interests held by the Subsidiary Guarantors organized under the laws of Singapore and the Netherlands in their respective subsidiaries (collectively, the “Collateral”).

Redemption

At any time prior to June 1, 2028, the Company may redeem some or all of the Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, plus the applicable “make-whole” premium set forth in the Indenture. Prior to June 1, 2028, the Company may also redeem up to 40% of the aggregate principal amount of the Notes (which includes additional Notes, if any) in an amount not to exceed the amount of the proceeds of certain equity offerings at the redemption price set forth in the Indenture, plus accrued and unpaid interest.

At any time after June 1, 2028, the Company may redeem some or all of the Notes at the redemption prices set forth in the Indenture, plus accrued and unpaid interest.

Repurchase

Upon the occurrence of a change of control as set forth in the Indenture, the Company will be required to offer to repurchase all of the then outstanding Notes at a price equal to 101% of the outstanding principal amount thereof, plus accrued and unpaid interest, if any, thereon to, but excluding, the purchase date.

Subject to certain conditions and exceptions, the Company will be required to use the proceeds of any asset sale or casualty event (each as set forth in the Indenture) to offer to repurchase all of the then outstanding Notes on a pro rata basis at a price equal to 100% of the outstanding principal amount thereof, plus accrued and unpaid interest.

Certain Covenants

The Indenture limits the ability of the Company and the restricted subsidiaries to, among other things: (i) incur additional indebtedness or guarantee indebtedness; (ii) pay dividends or make other distributions or repurchase or redeem capital stock; (iii) prepay, redeem or repurchase certain debt; (iv) issue certain preferred stock or similar equity securities; (v) make loans or investments; (vi) sell assets; (vii) incur liens; and (viii) consolidate, merge or sell all or substantially all of their respective assets. These covenants are subject to a number of important qualifications and exceptions as set forth in the Indenture.

The Indenture also contains customary events of default, including upon the failure to make timely payments on the notes, the failure to satisfy certain covenants, cross-defaults to material indebtedness, judgment defaults and specified events of bankruptcy, insolvency and reorganization (subject in certain cases to customary grace and cure periods).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Statement under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

FMC and its representatives may from time to time make written or oral statements that are “forward-looking” and provide other than historical information, including statements contained in this Current Report, in FMC’s other filings with the SEC, and in presentations, reports or letters to FMC stockholders.

In some cases, FMC has identified these forward-looking statements by such words or phrases as “outlook,” “will likely result,” “is confident that,” “expect,” “expects,” “should,” “could,” “may,” “will continue to,” “believe,” “believes,” “anticipates,” “predicts,” “forecasts,” “estimates,” “projects,” “potential,” “intends” or similar expressions identifying “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words or phrases. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for the company based on currently available information. The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These statements are qualified by reference to the risk factors included in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”), the section captioned “Forward-Looking Information” in Part II of the 2025 Form 10-K and to similar risk factors and cautionary statements in all other reports and forms filed with the SEC. We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Forward-looking statements are qualified in their entirety by the above cautionary statement.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits:

Exhibit No.	Description

4.1	Indenture, dated as of June 5, 2026, by and between the Company, the Subsidiary Guarantors party thereto, and U.S. Bank Trust Company, National Association, as Trustee and Notes Collateral Agent.

4.2	Form of Global Note, representing the Company’s 8.000% Senior Secured Notes due 2031 (included as Exhibit A to the Indenture filed as Exhibit 4.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/s/ Andrew D. Sandifer
Andrew D. Sandifer
Title:	Executive Vice President and Chief Financial Officer

Date: June 5, 2026